Trade and other receivables	12 Months Ended
Dec. 31, 2022
Trade and other receivables

14	Trade and other receivables

	2022 £’000	2021 £’000	2020 £’000
Trade receivables	329	33	95
Prepayments	376	607	258
Other receivables	301	394	219
Total trade and other receivables	1,006	1,034	572
Less: non-current portion	–	–	–
Current portion	1,006	1,034	572

The Group has applied the practical expedient permitted by IFRS 15 to not disclose the transaction price allocated to performance obligations unsatisfied (or partially unsatisfied) as of the end of the reporting period as contracts typically have an original expected duration of a year or less.

Book values approximate to fair value at 31 December 2022, 2021 and 2020.

Expected Credit Loss

Given the short-term nature of the Group’s trade receivables and accrued income, which are mainly due from large national or multinational companies, the Group's assessment of expected credit losses includes provisions for specific clients and receivables where the contractual cash flow is deemed at risk. Considerations include the current economic environment along with historical and forward-looking information. No assumptions or estimating techniques are applied in considering these. Additional provisions are made based on the assessment of recoverability of aged receivables over one year where sufficient evidence of recoverability is not evident.

Trade and other receivables contain one impaired asset in 2022, as detailed below. In 2021 and 2020 Trade and other receivables did not contain an impaired asset. The Group does hold security in 2022 as detailed above against one asset, in 2021 and 2020 it did not hold any collateral as security. The maximum exposure to credit risk at the consolidated statement of financial position date is the fair value of each class of receivable.

The Company recognises a default on a financial asset when the counter party announces they have limited resources to satisfy the debt.

Bioasis Loans

On 13 December 2022 the Company entered into an Arrangement Agreement with Bioasis Technologies Inc (‘Bioasis’) under which the Company would acquire the entire issued share capital of Bioasis, the agreement entered into was subject to shareholder approval. In addition to this, on 19 December 2022 the Company entered into a Promissory Note and Security Agreement with Bioasis to assist in the short term with Bioasis’ working capital requirements. Under the agreement the Company agreed to advance Bioasis up to US$750,000 in 3 tranches payable on 19 December 2022, 3 January 2023 and 6 February 2023. The loan is repayable on the earliest of the following:

a)	The occurrence of an event of default;

b)	The closing date (as defined in the Arrangement Agreement for the proposed acquisition of Bioasis); or

c)	30 June 2023.

The promissory note is subject to interest at a rate equal to 2% per month or, from and after the Bioasis maturity date, at a default rate of 15% per annum. Under the Security Agreement the Company was made a secured creditor.

The Company advanced US$250,000 to Bioasis in the year to 31 December 2022. A further advance of US$250,000 was made to Bioasis on 3 January 2023. Management considers recovery of the debt to be uncertain and have therefore recognised an impairment provision of £207,000 in the year against the advance made to Bioasis in December 2022.

On 3 February 2023 Bioasis announced they were ‘urgently exploring and evaluating all financing and strategic alternatives that may be available to address its liquidity requirements’ which triggered an event of default. As a result of this the 3rd payment under the agreement was not made in the post year end period. On 5 March 2023 Bioasis were served with notice of an event of default.